FINANCIAL AND CAPITAL RISK MANAGEMENT - Gearing ratio (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Jan. 01, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Jan. 01, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Jan. 01, 2017 CNY (¥)
Gearing ratio
Total liabilities (excluding deferred tax liabilities, income tax payable and deferred government grants)		¥ 130,170,395		¥ 131,054,499
Less: Restricted cash, time deposits and cash and cash equivalents		(9,064,971)		(21,296,123)
Net debt		121,105,424		109,758,376
Total equity	$ 10,159,019	70,725,060	¥ 67,669,619	67,669,619	¥ 65,642,594	¥ 65,782,030	¥ 56,008,429
Add: net debt		121,105,424		109,758,376
Less: non-controlling interests	$ (2,307,654)	(16,065,427)		(15,254,312)
Total capital attributable to owners of the parent		¥ 175,765,057		¥ 162,173,683
Gearing ratio	0.69	0.69		0.68